Exhibit 3.1

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies
Notice of Articles BUSINESS CORPORATIONS ACT	CAROL PREST

This Notice of Articles was issued by the Registrar on: July 16, 2018 11:50 AM Pacific Time

Incorporation Number: C0977395

Recognition Date and Time: Continued into British Columbia on August 9, 2013 08:54 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

BAUSCH HEALTH COMPANIES INC.

REGISTERED OFFICE INFORMATION

Mailing Address: 25TH FLOOR 700 WEST GEORGIA STREET VANCOUVER BC V7Y 1B3 CANADA	Delivery Address: 25TH FLOOR 700 WEST GEORGIA STREET VANCOUVER BC V7Y 1B3 CANADA

RECORDS OFFICE INFORMATION

Mailing Address: 25TH FLOOR 700 WEST GEORGIA STREET VANCOUVER BC V7Y 1B3 CANADA	Delivery Address: 25TH FLOOR 700 WEST GEORGIA STREET VANCOUVER BC V7Y 1B3 CANADA

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DIRECTOR INFORMATION

Last Name, First Name, Middle Name:

Robertson, Russel C.

Mailing Address: 2150 ST. ELZÉAR BLVD. WEST LAVAL QC H7L 4A8 CANADA	Delivery Address: 2150 ST. ELZÉAR BLVD. WEST LAVAL QC H7L 4A8 CANADA

Last Name, First Name, Middle Name:

Kavanagh, Sarah B.

Mailing Address: 2150 ST. ELZÉAR BLVD. WEST LAVAL QC H7L 4A8 CANADA	Delivery Address: 2150 ST. ELZÉAR BLVD. WEST LAVAL QC H7L 4A8 CANADA

Last Name, First Name, Middle Name:

Hale, D. Robert

Mailing Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES	Delivery Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES

Last Name, First Name, Middle Name:

Papa, Joseph C.

Mailing Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES	Delivery Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES

Last Name, First Name, Middle Name:

Paulson, John A.

Mailing Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES	Delivery Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES

Last Name, First Name, Middle Name:

Power, Robert N.

Mailing Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES	Delivery Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES

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Last Name, First Name, Middle Name:

Karabelas, Dr. Argeris (Jerry) N. (formerly Karabelas, Argeris N.)

Mailing Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES	Delivery Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES

Last Name, First Name, Middle Name:

De Schutter, Richard U. (formerly DeSchutter, Richard U.)

Mailing Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES	Delivery Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES

Last Name, First Name, Middle Name:

Wechsler, Amy B.

Mailing Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES	Delivery Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES

Last Name, First Name, Middle Name:

Ross, Sr., Thomas W.

Mailing Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES	Delivery Address: 400 SOMERSET CORPORATE BLVD BRIDGEWATER NJ 08807 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

With Special Rights or Restrictions attached

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